MassMutual TransitionsSM

Supplement dated August 13, 2003

to the Prospectus dated May 1, 2003

The MassMutual Transitionssm Variable Annuity Prospectus is amended as follows:

1.	On page 4, in the Highlights section, under the heading “Free Look,” after the 5th sentence, the following sentence is added:

For contracts issued in New York, you will receive your contract value plus any previously deducted charges.

2.	On page 15, under the heading “General Overview,” in the 1st paragraph, the last sentence is deleted and replaced with the following:

According to your contract, this date must be at least 5 years (13 months for contracts issued in New York) from when you purchase the contract for both full and partial annuity payments.

3.	The following statement will appear in the three locations noted below:

We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law.

On page 29, under the heading “The Fixed Accounts,” in the sub-section DCA Fixed Accounts, in the 9th paragraph, the second sentence is deleted and replaced with the above statement.

On page 30, in the sub-section titled Long-Term Guarantee Fixed Accounts, in the 6th paragraph, the last sentence is deleted and replaced with the above statement.

On page 30, in the sub-section The Fixed Account, the 5th sentence is deleted and replaced with the above statement.

4.	The following statement will appear in the two locations noted below:

Also known in certain states as the Nursing Home Waiver of Contingent Deferred Sales Charge Rider.

On page 39, under the heading “Nursing Home Waiver Benefit,” the statement above is added before the 1st paragraph.

On page 59, under the heading “Nursing Home Waiver Benefit,” the statement above is added before the 1st paragraph.

5.	On page 39, under the heading “Nursing Home Waiver Benefit,” the 2nd bullet is replaced with the following:

•	If you resided in a licensed nursing care facility within 2 years prior to electing Transitions Package II or III, the waiver is not available to you; however, for contracts issued in New York, if the waiver is unavailable to you for reasons just described, you will automatically become eligible 2 years following the date of discharge from a licensed nursing care facility.

6.	On page 42, in The Income Phase section, in the 4th paragraph, the third sentence is deleted and replaced with the following:

Your annuity date cannot be earlier than 5 years (13 months for contracts issued in New York) after you buy the contract for both full and partial annuity payments.

7.	On page 42, in The Income Phase section, in the 6th paragraph, Items (1) and (2) are deleted and replaced with the following:

(1)	The 100th birthday (90th birthday for contracts issued in New York) of the annuitant or oldest joint annuitant;

(2)	Your 100th birthday (90th birthday for contracts issued in New York) if you are not the annuitant or the 100th birthday (90th birthday for contracts issued in New York) of the oldest joint owner; or

8.	On page 42, in The Income Phase section, in the 9th paragraph, the second sentence is deleted and replaced with the following:

If any annuity payment is less than $100 ($20 for contracts issued in New York), we reserve the right to change the payment basis to equivalent less frequent payments.

9.	On page 43, under the heading “Annuity Options,” in the sub-section Annuity Option B – Life Income with Period Certain and in the sub-section Annuity Option E – Period Certain Annuity, the following sentence is added as the last sentence:

If a lump sum distribution is elected, we may assess a contingent deferred sales charge.

10.	On page 49, in the Additional Transitions Custom Plan Contract Features section, in the 4th paragraph, after Item (3), the following sentence is added:

For contracts issued in New York, charges will only be deducted from your contract value in the Separate Account. We will not deduct charges from your contract value in the fixed accounts.

11.	On page 59 in the 1st full paragraph, the 1st sentence is deleted and replaced with the following sentence:

The benefit period for the two times return of purchase payment guaranteed minimum accumulation benefit is twenty years (twenty-six years for contracts issued in New York) after your election of this benefit is effective.